--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 19, 2007

                          PEDIATRIX MEDICAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Florida                        001-12111               65-0271219
------------------------------       -----------------      --------------------
       (State or Other               (Commission File           (IRS Employer
Jurisdiction of Incorporation)            Number)            Identification No.)

                              1301 Concord Terrace
                             Sunrise, Florida 33323
--------------------------------------------------------------------------------
                     (Address of principal executive office)

Registrant's telephone number, including area code (954) 384-0175
                                                   --------------
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 8.01 Other Events.

On December 19, 2007, Pediatrix Medical Group, Inc. (the "Company") issued a press release (the "Press Release") announcing that it had signed a definitive agreement with PerkinElmer, Inc., pursuant to which the Company will sell its newborn metabolic screening laboratory business in a cash transaction. The closing of the sale is subject to customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In a separate press release ("Separate Release"), the Company announced that its Board of Directors authorized an additional share repurchase program, pursuant to which the Company may purchase up to $100 million of its common stock in open market purchases based upon price, general economic and market conditions and trading restrictions. A copy of the Separate Release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits.
          99.1-- Press Release dated December 19, 2007.
          99.2-- Press Release dated December 19, 2007.

--------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PEDIATRIX MEDICAL GROUP, INC.

Date: December 19, 2007                       By: /s/ Karl B. Wagner
                                                  ------------------------------
                                                  Name:  Karl B. Wagner
                                                  Title: Chief Financial Officer


--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibit No.      Description
------------     ---------------------------------------------------------------
   99.1          Press Release dated December 19, 2007.

   99.2          Press Release dated December 19, 2007.